UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2008
REMEDENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-15975	86-0837251

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Xavier de Cocklaan 42, 9831, Deurle, Belgium		N/A

(Address of Principal Executive Offices)		(Zip Code)
011-329-321-7080
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

This filing amends the Current Report on Form 8-K filed on April 15, 2008 to include a revised redacted version of the Distribution Agreement with GlamTech USA, Inc. which is filed as an exhibit hereto. For convenience, all of the exhibits to this Current Report are being refiled with this amendment.
SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01 Entry into a Material Definitive Agreement.
On April 10, 2008, Remedent N.V., a Belgian company and a subsidiary of Remedent, Inc. (“Company”), entered into a distribution agreement (“Agreement”) with GlamTech USA, Inc., a corporation under the laws of Delaware (“GlamTech”) whereby GlamTech agreed to be the exclusive distributor of the Company’s GlamSmile products in the United States of America and Canada.
The term of the Agreement is for five years and began on April 10, 2008.
The Agreement is filed as Exhibit 10.1 to this Form 8-K. The Securities and Exchange Commission granted the Company’s application to seek confidential treatment of certain portions of the Agreement, such terms have been redacted from Exhibit 10.1 and have been replaced by the symbol “[ *** ].”
For further information see the Agreement attached hereto as Exhibit 10.1.
SECTION 5—CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective April 30, 2008, Roger Leddington is resigning his position as Senior Vice President and Head of US Marketing for Remedent. Mr. Leddington guided GlamSmile’s entry into the US market late last year, and in conjunction with the GlamTech USA, Inc. Distribution Agreement, Mr. Leddington accepted the position as GlamTech’s President.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

10.1	Distribution Agreement, dated April 10, 2008, by and between Remedent n.v and GlamTech USA, Inc. *

99.1
Press Release dated April 15, 2008, “Remedent, Inc. Announces launch of Exclusive Strategic Marketing Program with GlamTech USA, Inc. for the Distribution of Glamsmile™ in the United States and Canada”

*	The Securities and Exchange Commission granted the Company’s application to seek confidential treatment of certain portions of Exhibit 10.1 under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omitted material for which confidential treatment was granted has been filed separately with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEDENT, INC., a Nevada corporation
Dated: July 2, 2008	By:	/s/ Robin List
Robin List,
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Distribution Agreement, dated April 10, 2008, by and between Remedent n.v and GlamTech USA, Inc. *

99.1
Press Release dated April 15, 2008, “Remedent, Inc. Announces launch of Exclusive Strategic Marketing Program with GlamTech USA, Inc. for the Distribution of Glamsmile™ in the United States and Canada”

*	The Securities and Exchange Commission granted the Company’s application to seek confidential treatment of certain portions of Exhibit 10.1 under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Omitted material for which confidential treatment was granted has been filed separately with the Securities and Exchange Commission.